EXHIBIT 10.4




                               GARDENBURGER, INC.



                            INVESTOR RIGHTS AGREEMENT



                                 April 14, 1999




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                                TABLE OF CONTENTS
                                -----------------
                                                                         Page
                                                                         ----

1. Definitions and Accounting Terms........................................1
   1.1      Certain Defined Terms..........................................1
   1.2      Accounting Terms...............................................4

2. Covenants of the Company................................................4
   2.1      Affirmative Covenants of the Company Other
              Than Reporting Requirements..................................4
   2.2      Reporting Requirements of the Company..........................5
   2.3      Inspection of Property.........................................6
   2.4      Confidentiality................................................6

3. Registration............................................................7
   3.1      Mandatory Registration.........................................7
   3.2      Conversion by the Company......................................8
   3.3      Piggyback Registration.........................................8
   3.4      Expenses of Registration.......................................9
   3.5      Further Obligations of the Company.............................9
   3.6      Further Information Furnished by Holders......................11
   3.7      Indemnification...............................................11
   3.8      Rule 144 Reporting............................................13
   3.9      Transfer of Registration Rights...............................14
   3.10     Subsequent Registration Rights................................14
   3.11     `Market Stand-off'Agreement...................................14
   3.12     Delay of Registration.........................................14

4. Miscellaneous..........................................................15
   4.1      Governing Law.................................................15
   4.2      Survival......................................................15
   4.3      Successors and Assigns........................................15
   4.4      Entire Agreement..............................................15
   4.5      Amendments; Waivers...........................................15
   4.6      Notices.......................................................15
   4.7      Attorneys'Fees................................................16
   4.8      Delays or Omissions...........................................16
   4.9      Severability of this Agreement................................16
   4.10     Titles and Subtitles..........................................16
   4.11     Counterparts..................................................16
   4.12     Gender........................................................16


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                                    EXHIBITS

             INITIAL      EXHIBIT
             -------      -------

              A           Schedule of Investors

















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                               GARDENBURGER, INC.

                            INVESTOR RIGHTS AGREEMENT
                            -------------------------

         THIS INVESTOR RIGHTS AGREEMENT ("Agreement") is made as of the ____ day of April, 1999, by and among GARDENBURGER, INC., an Oregon corporation (the "Company"), and the investors identified on Exhibit A attached hereto (collectively, the "Investors").

                                R E C I T A L S:
                                - - - - - - - -

         A. The Company and the Investors have entered into the Stock Purchase Agreement dated March 29, 1999 (the "Stock Purchase Agreement"), pursuant to which the Investors have purchased an aggregate of two million seven hundred sixty two thousand five hundred (2,762,500) shares of Series A Convertible Preferred Stock of the Company and four hundred eighty seven thousand five hundred (487,500) shares of Series B Convertible Preferred Stock of the Company.

         B. As a condition to the Investors' obligations under the Stock Purchase Agreement, the Company desires to grant the Investors certain rights as set forth herein.

                               A G R E E M E N T:
                               - - - - - - - - -

         Now, therefore, in consideration of the foregoing premises and the mutual covenants set forth herein, the parties agree as follows:

         1.       DEFINITIONS AND ACCOUNTING TERMS.

                  1.1 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Agreement" means this Investor Rights Agreement as from time to time amended and in effect between the parties.

                  "Board" or "Board of Directors" means the board of directors of the Company as constituted from time to time.

                  "Common Stock" includes (a) the Company's Common Stock, and
(b) any other securities into which or for which any of the Company's Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  "Directors" means the members from time to time of the Board of Directors.

                  "Holder" shall mean any person who holds Registrable Securities or the rights to hold Registrable Securities which have not been sold

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to the public, or any Person to whom any Holder shall sell or transfer pursuant to Section 3.9 of this Agreement its Registrable Securities and expressly transfer its rights hereunder.

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

                  "Preferred Holder" means the Investors and any Person to whom an Investor shall sell or transfer its Shares pursuant to the terms of this Agreement and expressly transfer its rights hereunder whether or not Shares are converted.

                  "Preferred Holders Designees" means the two members of the Board of Directors of the Company elected by the Preferred Holders, in accordance with the Company's Restated Articles.

                  "Preferred Stock" means the Shares.

                  "Registrable Securities" shall mean and include all shares of Common Stock issued or issuable upon conversion of the Preferred Stock or any security issued in exchange or replacement for the Preferred Stock; PROVIDED, HOWEVER, that (a) Registrable Securities shall cease to be Registrable Securities upon the consummation of any sale of such securities pursuant to a registration statement or Rule 144 under the Securities Act and (b) shall cease to be Registrable Securities if sold in a transaction in which rights under
Article 3 of this Agreement are not assigned.

                  "Register", "registered" and "registration" refer to a registration effected through the preparation and filing of a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

                  "Registration Expenses" shall mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required

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by any such registration and the reasonable fees and disbursements of one special legal counsel to represent all of the Holders together (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  "Registration Statement" means a registration statement on Form S-3 (if prepared pursuant to Section 3.1) or any other appropriate form (if prepared pursuant to Section 3.3) prepared and filed with the Securities and Exchange Commission by the Company pursuant to Section 3 of this Agreement.

                  "Restated Articles" means the Company's Restated Articles of Incorporation, as amended, as of the Closing Date as defined in the Stock Purchase Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

                  "Securities and Exchange Commission" means the United States Securities and Exchange Commission including any governmental body or agency succeeding to the functions thereof.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

                  "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities.

                  "Series A Stock" means the Series A Convertible Preferred Stock of the Company.

                  "Series B Stock" means the Series B Convertible Preferred Stock of the Company.

                  "Shares" means the two million seven hundred sixty two thousand five hundred (2,762,500) shares of Series A Stock and four hundred eighty seven thousand five hundred (487,500) shares of Series B Stock purchased by the Investors pursuant to the Stock Purchase Agreement and any securities of the Company which the Investors or Preferred Holders shall be entitled to receive, or shall have received, because of the Investors' ownership of such securities, such as additional securities received upon stock dividends, stock splits, recapitalizations and the like.

                  "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof,

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or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity. Where not otherwise indicated, the term "Subsidiary" refers to a Subsidiary of the Company.

                  1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

         2. COVENANTS OF THE COMPANY.

                  2.1 AFFIRMATIVE COVENANTS OF THE COMPANY OTHER THAN REPORTING REQUIREMENTS. Except to the extent the following covenants and provisions of this Section 2.1 are waived in any instance by a majority of the Preferred Holders, the Company covenants and agrees that so long as not less than three hundred fifty thousand (350,000) shares of the Preferred Stock outstanding as of the date hereof remain outstanding, it will perform and observe the following covenants and provisions:

                           (a) MEETING OF DIRECTORS AND COMMITTEES. The
Company's Board of Directors shall hold meetings at least quarterly.

                           (b) INDEMNIFICATION. The Company shall at all times
maintain provisions in its Bylaws or Articles exculpating and indemnifying all Directors from and against liability to the maximum extent permitted under the laws of the state of its incorporation.

                           (c) EXPENSES OF DIRECTORS. The Company shall promptly
reimburse in full the Preferred Holders Designees for all of his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

                           (d) SHAREHOLDER APPROVAL. The Company shall promptly
seek shareholder approval for any adjustment to the conversion price of the Series A Stock or Series B Stock required under the terms of the Restated Articles, including, but not limited to, the preparation of any proxy statement which shall include, subject to the exercise of fiduciary obligations, a unanimous recommendation by the Board to approve any such adjustments.

                           (e) AVAILABLE SHARES. The Company shall have at all
times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield the number of shares of Common Stock issuable at conversion as may be required to satisfy the conversion rights of the Investors pursuant to the terms and conditions of the Preferred Stock, including the maximum conversion of Series B Stock under the Restated Articles.

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                  2.2 REPORTING REQUIREMENTS OF THE COMPANY. Until less than three hundred fifty thousand (350,000) shares of Preferred Stock is outstanding, the Company will furnish the following to Rosewood Capital III, L.P. and Farallon Capital Management LLC, so long as such Investor (or their affiliates) continues to own shares of Preferred Stock:

                           (a) MONTHLY REPORTS. As soon as available but in any
event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the Company's annual budget and to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments, and shall be certified by the Company's chief financial officer.

                           (b) NO DEFAULT. Accompanying the financial statements
referred to in subsection 2.2(a) is an officer's certificate stating that there is no event of default in existence and that neither the Company nor any of its Subsidiaries is in default under any of its other material agreements or, if any event of default or any such default exists, specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto.

                           (c) ANNUAL REPORTS. Within 90 days after the end of
each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, setting forth in each case comparisons to the Company's annual budget and to the preceding fiscal year, and accompanied by (a) with respect to the consolidated portions of such statements, an opinion of an independent accounting firm of recognized national standing, (b) a certificate from such accounting firm, addressed to the Company's board of directors, stating that in the course of its examination nothing came to its attention that caused it to believe that there was an event of default in existence or that there was any other default by the Company or any Subsidiary under any material agreement to which the Company or any Subsidiary is a party or, if such accountants have reason to believe any event of default or other default by the Company or any Subsidiary exists, a certificate specifying the nature and period of existence thereof, and (c) a copy of such firm's annual management letter to the board of directors.

                           (d) AUDITOR REPORTS. Promptly upon receipt thereof,
any additional reports, management letters or other detailed information concerning significant aspects of the Company's or any Subsidiary's operations or financial affairs given to the Company or any Subsidiary by its independent accountants (and not otherwise contained in other materials provided hereunder).

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                           (e) ANNUAL BUDGET. At least 30 days but not more than
90 days prior to the beginning of each fiscal year, an annual budget prepared on a monthly basis for the Company and its Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows and balance sheets), and promptly upon preparation thereof any other significant budgets prepared by the Company or any Subsidiary and any revisions of such annual or other budgets, and within 30 days after any monthly period in which there is a material adverse deviation from the annual budget, an officer's certificate explaining the deviation and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto.

                           (f) DEFAULT NOTICE. Promptly (but in any event within
five business days) after the discovery or receipt of notice of any event of default or any default under any material agreement to which the Company or any of its Subsidiaries is a party or any other material adverse change, event or circumstance affecting the Company or any Subsidiary, an officer's certificate specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto.

                           (g) STOCKHOLDER INFORMATION. Within two days after
transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders and copies of all registration statements and all regular, special or periodic reports which it files, or any of its officers or directors file with respect to the Company, with the Securities and Exchange Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's and its Subsidiaries' businesses.

                           (h) OTHER INFORMATION. With reasonable promptness,
such other information and financial data concerning the Company and its Subsidiaries as any Investor may reasonably request. Any financial statements provided in accordance with Section 2.2 shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end adjustments.

                  2.3. INSPECTION OF PROPERTY. The Company shall permit any representatives designated by any Preferred Holder of at least 25% of the Preferred Stock originally issued, upon reasonable notice and during normal business hours and at such other times as any such holder(s) may reasonably request, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of the Company with its directors, officers, and, upon notice to the Company, its independent accountants.

                  2.4 CONFIDENTIALITY. With respect to the information and other material furnished under or in connection with this Agreement or any Ancillary Agreement (whether furnished before, on or after the date hereof) which constitutes or contains non-public business, financial or other information of the Company ("Non-Public Information"), each Purchaser covenants that it will use due care to prevent its officers, directors, employees, counsel, accountants

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and other representatives from (x) disclosing any Non-Public Information to
Persons other than Purchaser's authorized employees, counsel, accountants, financial advisors, shareholders, members, partners and limited partners or (y) using Non-Public Information in any manner that would constitute a violation of federal or state securities laws; provided, however, that the Purchaser may disclose or deliver any Non-Public Information if the Purchaser is advised by its counsel that such disclosure or delivery is required by law, regulation or judicial or administrative order. The Company shall notify the Purchasers of any restricted trading periods under the Company's insider trading policy in effect from time to time. For purposes of this Section 2.4, "due care" means at least the same level of care that the Purchaser would use to protect the confidentiality of its own sensitive or proprietary information, and this obligation shall survive termination of this Agreement. A Purchaser shall not be prohibited from transferring its beneficial interest in the Shares and after reasonable notice to the Company, disclosing any Non-Public Information to any Person who agrees to be bound by the provisions of this Section 2.4.

         3.       REGISTRATION.

                  3.1 MANDATORY REGISTRATION. The Company shall prepare and file with the Securities and Exchange Commission, no later than May 31, 1999, a Registration Statement registering for resale by the Holders a sufficient number of shares of Common Stock for the Preferred Holders to sell the Registrable Securities into which the Preferred Stock would be convertible at the time of filing of such Registration Statement (assuming for such purposes that all shares of Preferred Stock had been converted into Common Stock in accordance with their terms, including, with respect to the Series B Stock, that the Company did not achieve the performance targets set forth in the Designation of Terms of the Series B Stock attached to the Company's Restated Articles). The Registration Statement (i) shall include only the Registrable Securities and
(ii) shall also state that, in accordance with Rule 416 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock resulting from adjustment in the conversion price or to prevent dilution resulting from stock splits or stock dividends. The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective no later than the earlier of (x) five (5) days after notice by the Securities and Exchange Commission that it may be declared effective or (y) one hundred twenty
(120) days after the Closing Date as defined in the Stock Purchase Agreement (the "Required Effective Date"). If at any time the number of shares of Common Stock into which the Preferred Stock may be converted exceeds the aggregate number of shares of Common Stock then registered, the Company shall either (i) amend the Registration Statement filed by the Company pursuant to the preceding provisions of this Section 3.1, if such Registration Statement has not been declared effective by the Securities and Exchange Commission at that time, to register all shares of Common Stock into which the Preferred Stock may currently or in the future be converted, or (ii) if such Registration Statement has been declared effective by the Securities and Exchange Commission at that time, file with the Securities and Exchange Commission an amendment to or an additional Registration Statement to register the shares of Common Stock into which the Preferred Stock may currently or in the future be converted that exceed the aggregate number of shares of Common Stock already registered.

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                  3.2 CONVERSION BY THE COMPANY. The Company's Restated Articles
shall provide that if the Registration Statement covering the Registrable Securities is not effective by the Required Effective Date, then the conversion price of the Preferred Stock shall be reduced five percent (5%) for each ninety
(90) day period or portion thereof after the Required Effective Date that the Registration Statement is not effective; provided, that this provision in the Restated Articles shall expire if the Registration Statement covering the Registrable Securities is effective by the Required Effective Date.

                  3.3 PIGGYBACK REGISTRATION.

                           (a) NOTICE OF REGISTRATION. If, at any time or from
time to time the Company shall determine to register any of its securities for its own account or for the account of any person or shareholder in connection with an offering of its securities to the general public for cash on a form which would permit the registration of Registrable Securities, the Company will:

                               (i) promptly give to each Holder written notice
thereof; and

                               (ii) include in such registration (and any
related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after mailing or personal delivery of such written notice from the Company, by any Holders, except as set forth in Section 3.3(b).

                            (b) UNDERWRITING. If the registration of which the
Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.3(a)(i). In such event, the right of any Holder to registration pursuant to this Section 3.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this
Section 3.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise all Holders whose securities would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting determined pursuant to the following priority: (i) shares to be offered by the holders of the 7% Convertible Senior Subordinated Notes dated March 27, 1998 (the "Dresdner Notes"), (ii) shares to be offered by the holders of Series A Preferred and Series B Preferred, on a pro rata basis in proportion to the relative number of shares requested to be included by them and (iii) shares of Common Stock to be offered by holders other than the holders of the Dresdner Notes and/or the Series A Preferred and Series B Preferred; or, if so determined by the underwriter, all Registrable Securities shall be excluded from each registration and underwriting. If any Holder disapproves of the terms of any such underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall not be transferred in a public

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distribution prior to ninety (90) days after the effective date of such registration statement.

                  3.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, filing, qualification or compliance pursuant to Sections 3.1 or 3.3 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered by the Holders shall be borne by the holders of such securities pro rata on the basis of the number of shares so registered.

                  3.5 FURTHER OBLIGATIONS OF THE COMPANY. For purposes of Sections 3.5(a) and (b), the term "Registration Statement" specifically refers to the Registration Statement required by Section 3.1. For purposes of Sections 3.5(c) and (d), the term "Registration Statement" specifically refers to the Registration Statement required by Section 3.3. For all other subsections in this Section 3.5, the term "Registration Statement" refers to the Registration Statement required by either Sections 3.1 or 3.3, as the case may be. Whenever required under this Section 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously and as reasonably possible:

                            (a) Use its reasonable efforts to keep the
Registration Statement effective at all times until the date the Holders no longer own any of the Registrable Securities (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                            (b) Prepare and file with the Securities and
Exchange Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

                            (c) Prepare and file with the Securities and
Exchange Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for up to one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the Registration Statement, whichever first occurs.

                            (d) Prepare and file with the Securities and
Exchange Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with

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respect to the disposition of all securities covered by such Registration
Statement.

                            (e) The Company shall permit one or more counsel
designated by the Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days) prior to their filing with the Securities and Exchange Commission, and not file any document in a form to which such counsel reasonably objects.

                            (f) Furnish to each Investor whose Registrable
Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the Securities and Exchange Commission, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                            (g) As promptly as practicable after becoming aware
thereof, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the Securities and Exchange Commission to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

                            (h) As promptly as practicable after becoming aware
thereof, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Securities and Exchange Commission of any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time.

                            (i) Notwithstanding the foregoing, if at any time or
from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors of the existence of a Potential Material Event, the Investors shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities for more than two thirty (30) day periods in the aggregate during any 12-month period with at least a ten (10) business day interval between such periods, during the periods the Registration Statement is required to be in effect.

                            (j) Use its reasonable efforts to obtain and
maintain designation of all the Registrable Securities covered by the Registration Statement on the "National Market" of the National Association of Securities Dealers Automated Quotations System ("NASDAQ") within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission under the Securities Exchange Act, and the quotation of the Registrable Securities on The NASDAQ National Market; or if, despite the Company's reasonable efforts to satisfy the preceding clause, the Company is unsuccessful in doing so, to secure NASDAQ/OTC Bulletin Board authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities.

                            (k) Provide a transfer agent and registrar, which
may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

                            (l) Cooperate with the Investors who hold
Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the Securities and Exchange Commission, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel.

                            (m) In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform his or its obligations under such agreement.

                            (n) Take all other reasonable actions necessary to
expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

                  3.6 FURTHER INFORMATION FURNISHED BY HOLDERS. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 that the Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

                  3.7 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 3:

                            (a) To the extent permitted by law, the Company will
indemnify and hold harmless each Holder, each of the officers, directors, partners, legal counsel and other agents of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or Securities Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Securities Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Securities Exchange Act or any state securities law; and the Company will reimburse each such Holder, officer, director, partner or agent, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 3.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                            (b) To the extent permitted by law, each Holder
will, if Registrable Securities held by such person are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each underwriter (within the meaning of the Securities Act) of the Company's securities covered by such a registration statement, any person who controls such underwriter, and any other Holder selling securities in such registration statement and each of its directors, officers, partners or agents or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such underwriter, other Holder, director, officer, partner or agent or controlling person may become subject under the Securities Act, the Securities Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration, and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such underwriter, other Holder, officer, director, partner or agent or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 3.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder which consent shall not be unreasonably withheld, and PROVIDED, FURTHER, that the liability of any

Holder for indemnification pursuant to this Section 3.7(b) shall not exceed the net cash proceeds from the offering received by such Holder.

                            (c) Promptly after receipt by an indemnified party
under this Section 3.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.7, notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure of any indemnified party to notify an indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 3.7 only to the extent that such failure to give notice shall materially prejudice the indemnifying party in the defense of any such claim or any such litigation, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.7.

                            (d) Notwithstanding the conditions provided in this
Section 3, the Holders shall not be required to enter into an underwriting agreement that contains indemnification and contribution provisions which, in the sole discretion of the Holder, materially differ from those contained in this Section 3.7.

                  3.8 RULE 144 REPORTING. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Securities and Exchange Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                            (a) make and keep public information available as
those terms are understood and defined in the Securities and Exchange Commission Rule 144;

                            (b) use its best efforts to take such action,
including the voluntary registration of its Common Stock under Section 12 of the Securities Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

                            (c) use its best efforts to file with the Securities
and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements); and

                                      13-

                            (d) furnish to any Holder, so long as the Holder
owns any Registrable Securities, upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Securities and Exchange Commission Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Securities and Exchange Commission which permits the selling of any such securities without registration or pursuant to such form.

                  3.9 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 3 may be assigned by a Holder to a transferee or assignee of such Holder's Registrable Securities, provided that the Company is, prior to such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; PROVIDED, HOWEVER, that the transferee or assignee becomes a party to this Agreement.

                  3.10 SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement and so long as at least 20% of the Shares (including the Registrable Securities) originally issued remain outstanding, the Company may not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which provides such holder or prospective holder of securities of the Company comparable information and registration rights granted to the Holders hereby.

                  3.11 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that it will not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company sell or otherwise transfer or dispose of any Registrable Securities to the public, except Common Stock included in such registration, during the ninety (90) day period following the effective date of a registration statement of the Company filed under the Securities Act; PROVIDED, HOWEVER, that all other Persons with registration rights (whether or not pursuant to this Agreement) and all officers, directors and holders of more than five percent (5%) of the then outstanding voting capital stock of the Company enter into similar agreements.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such 90-day period.

                  3.12 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

         4.       MISCELLANEOUS.

                  4.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Oregon without application of principles of conflicts of law.

                  4.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby.

                  4.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  4.4 ENTIRE AGREEMENT. This Agreement delivered pursuant hereto constitute the full and entire understanding and agreement between the parties.

                  4.5 AMENDMENTS; WAIVERS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) by the written consent provided (i) as to the Company, only by the Company, (ii) as to the Preferred Holders, by persons holding more than fifty percent (50%) in interest of the outstanding Preferred Stock (including any Common Stock issued upon conversion thereof, and including shares transferred to any assignee of the right or obligation to be amended or waived), PROVIDED, HOWEVER, that any Preferred Holder may waive any of his or its rights hereunder without obtaining the consent of any other Preferred Holder. Any amendment or waiver effected in accordance with this Section 4.5 excluding the proviso in the previous sentence shall be binding upon each holder of any of the Preferred Stock (including shares of Common Stock issued upon conversion thereof), its successors and assigns and the Company.

                  4.6 NOTICES. All notices, requests, demands and other communications required to or permitted to be given under this Agreement shall be in writing and shall be conclusively deemed to have been duly given when hand delivered to the other party; when received when sent by facsimile; PROVIDED, HOWEVER, that notices given by facsimile shall not be effective unless either a duplicate copy of such facsimile notice is promptly given by depositing same in a United States post office with first-class postage prepaid, or the receiving party delivers a written confirmation of receipt for such notice either by facsimile or any other method permitted under this paragraph; ADDITIONALLY, any notice given by facsimile shall be deemed received on the next business day if such notice is received after 5:00 p.m. (recipient's time) or on a non-business day; three (3) business days after the same have been deposited in a United States post office with first class or certified mail return receipt requested postage prepaid; or the next business day after same have been deposited with a national overnight delivery service, postage prepaid with next-business-day delivery guaranteed; PROVIDED that the sending party receives a confirmation of delivery from the delivery service provider. If notice is to be given to the Investors, such notice will be given, delivered or sent to the address appearing on Exhibit A, and if notice is to be given to the Company, such notice will be given to Gardenburger, Inc., 1411 S.W. Morrison, Suite 400, Portland, Oregon 97205, telephone number: (503) 205-1515, facsimile number: (503) 205-1650,
Attention: President.

         Each party shall make an ordinary, good faith effort to ensure that it will accept or receive notices that are given in accordance with this Section and that any person to be given notice actually receives such notice. A party may change or supplement its address for notice, or designate additional addresses, for purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

                  4.7 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, at trial and on appeal, in addition to any other relief to which each party may be entitled.

                  4.8 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Agreement, or by law or otherwise afforded to any party, shall be cumulative and not alternative.

                  4.9 SEVERABILITY OF THIS AGREEMENT. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  4.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  4.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  4.12 GENDER. The use of the neuter gender herein shall be deemed to include the masculine and feminine gender, if the context so requires.

         IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have executed this Agreement as of the date first above written.

                             "THE COMPANY"

                             GARDENBURGER, INC.


                             By: /s/ Richard C. Dietz
                                -----------------------------------------------
                                       Richard C. Dietz, Executive Vice
                                     President and Chief Financial Officer


                             "INVESTORS"

                             ROSEWOOD CAPITAL III, L.P.

                             By:  Rosewood Capital Associates, LLC, General
                                  Partner


                                  By: /s/ Kyle A. Anderson
                                     ------------------------------------------
                                             Kyle A. Anderson, Principal


                             FARALLON CAPITAL PARTNERS, L.P.
                             FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P. FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P. FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P. TINICUM PARTNERS, L.P.
                             FARALLON CAPITAL (CP) INVESTORS, L.P.

                             By:    Farallon Partners, L.L.C.,
                                    its General Partner


                                    By: /s/ Jason M. Fish
                                       ----------------------------------------
                                                   Managing Member



Investor Rights Agreement Signature Page

                              FARALLON CAPITAL OFFSHORE INVESTORS, INC.
                              THE COMMON FUND

                              By: Farallon Capital Management, L.L.C., its Agent and Attorney-in-Fact


                                     By: /s/ Jason M. Fish
                                        ---------------------------------------
                                                    Managing Member


                              U.S. Development Capital Investment Company


                              By: /s/ Jason M. Fish
                                 ----------------------------------------------
                                               Ray Moss, Secretary


                              BT Capital Investors, L.P.


                              By: /s/ Michael J. Batal
                                 ----------------------------------------------
                                         Michael J. Batal, III, Partner


                              BT Investment Partners, Inc.


                              By: /s/ Michael J. Batal
                                 ----------------------------------------------
                                         Michael J. Batal, III, Partner


                              /s/ Arvin H. Kash
                              -------------------------------------------------
                                                  Arvin H. Kash



                              /s/ William D. Smithburg
                              -------------------------------------------------
                                              William D. Smithburg

                              Lagunitas Partners, L.P.
                              Gruber & McBaine International
                              Lockheed Martin
                              Hamilton College


                              By: /s/ Patrick McBaine
                                 ----------------------------------------------
                                              J. Patterson McBaine,
                                    Gruber & McBaine Capital Management LLC,
                                                  Member Manager

                              Lagunitas Partners, L.P. - General Partner
                              Gruber & McBaine International - Attorney in
                              Fact
                              Lockheed Martin - Attorney in Fact
                              Hamilton College - Attorney in Fact

Investor Rights Agreement Signature Page
(continued)

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS



                                                                                                                 TOTAL PURCHASE
                    PURCHASER NAME,                               NO. OF SHARES            NO. OF SHARES              AMOUNT
                    ADDRESS, FAX NO.                           OF SERIES A STOCK        OF SERIES B STOCK
-------------------------------------------------              -----------------        -----------------        --------------
Rosewood Capital III, L.P.                                           850,000                 150,000              $10,000,000
One Maritime Plaza, Suite 1330
San Francisco, CA  94111
(415) 362-1192

Farallon Capital Partners, L.P*                                      238,000                  42,000               $2,800,000

Farallon Capital Institutional Partners, L.P.*                       255,000                  45,000               $3,000,000

Farallon Capital Institutional Partners II, L.P.*                     42,500                   7,500                 $500,000

Farallon Capital Offshore Investors, Inc.*                           212,500                  37,500               $2,500,000

The Common Fund*                                                       8,500                   1,500                 $100,000

Farallon Capital (CP) Investors, L.P.*                                25,500                   4,500                 $300,000

Farallon Capital Institutional Partners III, L.P.*                    51,000                   9,000                 $600,000

Tinicum Partners, L.P.*                                               17,000                   3,000                 $200,000

BT Capital Investors, L.P.                                           425,000                  75,000               $5,000,000
Attn:  Michael J. Batal III
130 Liberty Street, Mailstop 2255
New York, NY 10006
Ph:   212-250-3402
Fax:  212-250-8375

BT Investment Partners, Inc.                                         127,500                  22,500               $1,500,000



--------
**c/o Farallon Capital Management LLC, One Maritime Plaza, Suite 1325, San Francisco, California 94111, Attn: Jason Fish and Susan Rubin,
Facsimile: (415) 421-2133.


                                                                                                                 TOTAL PURCHASE
                    PURCHASER NAME,                               NO. OF SHARES            NO. OF SHARES              AMOUNT
                    ADDRESS, FAX NO.                           OF SERIES A STOCK        OF SERIES B STOCK
-------------------------------------------------              -----------------        -----------------        --------------
U.S. Development Capital Investment Company                          127,500                  22,500               $1,500,000
Attn:  Ray Moss, Secretary
400 Northpark Town Center, Suite 310
1000 Abernathy Road, N.E.
Atlanta, GA  30328
Ph:   770-481-7200
Fax:  770-481-7210

Lagunitas Partners, L.P.                                             191,250                  33,750               $2,250,000
Attn:  J. Patterson McBaine, Member Manager
50 Osgood Place, Penthouse
San Francisco, CA  94133
Ph:  415-981-2101
Fax: 415-956-8769

Gruber & McBaine International                                        63,750                  11,250                 $750,000
Lockheed Martin                                                       59,500                  10,500                 $700,000
Hamilton College                                                      25,500                   4,500                 $300,000
Arvin H. Kash                                                         21,250                   3,750                 $250,000
77 West Wacker Drive, 47th Floor
Chicago, IL  60601
Ph:  312-425-3600
Fax: 312-425-3601

William D. Smithburg                                                  21,250                   3,750                 $250,000
676 N. Michigan Avenue
Suite 3860
Chicago, IL  60611
Ph:  312-867-5411
Fax: 312-867-5415

Total                                                              2,762,500                 487,500              $32,500,000


                                      A-2